UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2009

FLORIDA GAMING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-9099	59-1670533
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

3500 NW 37th Avenue, Miami, FL 33142
(Address of principal executive offices) (Zip code)

 (502) 589-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.04           Florida Gaming Corporation (the “Registrant”) is indebted to Isle of Capri Casinos, Inc. (“Isle”) in the principal amount of Three Million Dollars ($3,000,000) pursuant to an Amended and Restated Secured Promissory Note and related instruments dated December 31, 2008 (collectively, the “Isle Documents”).  The Isle Documents were filed as Exhibit 10.1 on the Registrant’s Form 10-K dated March 31, 2009, which is hereby incorporated herein by reference.  Under the Isle Documents, the Registrant was required to pay to Isle the $3,000,000 principal amount, plus any accrued but unpaid interest, on December 31, 2009.  The Registrant did not make the required December 31, 2009 payment to Isle.  That failure constitutes an Event of Default under the Isle Documents.  Under the Isle Documents, after an Event of Default the outstanding principal and interest accrues interest at an annual default rate of 18%, payable on demand.  Upon an Event of Default, Isle may, by delivering written notice to the Registrant, declare all amounts due it under the Isle Documents to be immediately due and payable.  Isle has not delivered such a notice to the Registrant as of the date hereof. The Registrant and Isle currently are engaging in discussions to restructure the repayment to Isle of amounts due Isle under the Isle Documents.

           The Registrant is indebted to James W. Stuckert and Solomon O. Howell (collectively, the “Lenders”) in the aggregate principal amount of One Million Dollars ($1,000,000) pursuant to a Memorandum of Agreement dated August 14, 2009 and related instruments (the “Original Documents”), as amended on October 7, 2009 (the “Amendment”).  The Original Documents were filed as an Exhibit to the Registrant’s Form 8-K dated August 20, 2009, which is hereby incorporated herein by reference.  The Amendment was described in the Registrant’s Form 8-K dated October 13, 2009, which is hereby incorporated herein by reference. Under the Original Documents and the Amendment, the Registrant was required to repay to the Lenders the entire outstanding principal balance, plus any accrued but unpaid interest thereon, on December 31, 2009.  The Registrant did not make the required December 31, 2009 payment to the Lenders, which constitutes an Event of Default under the Original Documents and the Amendment.  After an Event of Default, the outstanding principal and interest accrues interest at an annual default rate of 24%, payable on demand.  Upon an Event of Default, the Lenders may, by delivering written notice to the Registrant, declare all amounts due them under the Original Documents and the Amendment to be immediately due and payable.  The Lenders have not delivered such a notice to the Registrant as of the date hereof. The Registrant and the Lenders currently are engaging in discussions to restructure the repayment to the Lenders of amounts due the Lenders under the Original Documents and the Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDA GAMING CORPORATION

Date: January 7, 2010	By:	/s/ W. Bennett Collett
W. Bennett Collett
Chairman and CEO